SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

August 22, 2017

Date of report (Date of earliest event reported)

Commission File Number of issuing entity: 001-31976

Central Index Key Number of issuing entity: 0001059378

Corporate Bond-Backed Certificates,

Series 1998-NSC-1 Trust

(Exact name of issuing entity as specified in its charter)

Commission File Number of depositor: 001-11661

Central Index Key Number of depositor: 0000829281

Lehman ABS Corporation

(Exact name of depositor as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation of the issuing entity)

13-3447441

(I.R.S. Employer Identification No.)

277 Park Avenue

New York, New York, 10172

(Address of Principal Executive Offices of issuing entity)

(646) 285-9000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities act (17 CRF 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Lehman ABS Corporation (the “Depositor”) is the Depositor in respect of the Corporate Bond-Backed Certificates, Series 1998-NSC-1 Trust (the “Trust”), a common law trust formed pursuant to the Standard Terms for Trust Agreements, dated as of February 25, 1998, between the Depositor and The Bank of New York Mellon (f/k/a The Bank of New York), as trustee (the “Trustee”), as supplemented by a Series Supplement (the “Series Supplement”) dated as of February 25, 1998, in respect of the Trust. The Trust’s assets consist solely of debentures issued by Norfolk Southern Corporation. The Certificates do not represent obligations of, or interests in, the Depositor or the Trustee.

The Depositor is a wholly-owned, indirect subsidiary of Lehman Brothers Holdings Inc. (“LBHI”). On September 15, 2008 and periodically thereafter, LBHI and certain of its subsidiaries (collectively, the “Debtors”) commenced voluntary cases under chapter 11 of title 11 of the United States Code with the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) (jointly administered proceedings, In re Lehman Brothers Holdings Inc. et al., Case Number 08-13555). LBHI and Lehman Brothers Inc., have sold since September 15, 2008 significant businesses, including the sale on September 21, 2008 of the investment banking business to Barclays Capital Inc., which business included the employees who historically conducted the Registrant’s business.

On December 6, 2011, the Bankruptcy Court entered an order (the “Confirmation Order”) confirming the Modified Third Amended Joint Chapter 11 Plan of Lehman Brothers Holdings Inc. and its Affiliated Debtors (the “Plan”). The Plan and the Confirmation Order were attached as Exhibit 2.1 and Exhibit 2.2, respectively, to LBHI’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 14, 2011. LBHI’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 14, 2011 contains a summary of the Plan.

On March 6, 2012 (the “Effective Date”), the Plan became effective and a notice of the Effective Date of the Plan (the “Notice of Effective Date”) was filed with the Bankruptcy Court.

Item 8.01	OTHER EVENTS

On August 22, 2017, distributions were made to the holders of the certificates issued by the Trust. Specific information with respect to the distributions is filed as Exhibit 99.1 hereto.

On August 4, 2017, The Bank of New York Mellon (formerly known as The Bank of New York), as Trustee, was notified of an Exchange Offer by the Underlying Security Issuer, Norfolk Southern Corporation, who offered to exchange their Existing Notes due 2097 for New Notes due 2052. The Eligible Holders (as defined in the Letter of Transmittal relating to the exchange offer (the “Letter”)) that tendered prior to the Early Exchange Date (August 11, 2017) (as defined in the Letter) would also receive an Early Exchange Premium of $30 principal amount of New Notes for each $1,000 principal amount of Existing Notes as part of the Total Exchange Consideration (as defined in the Letter).

Pursuant to Section 16 of the Series Supplement, the Trustee notified and sought the consent of the holders of both the A-1 Certificates and the A-2 Certificates. The Trustee received 100% consent of both classes of holders. On August 22, 2017, the New Notes and the Early Exchange Premium were allocated in accordance with the Allocation Ratio as set forth in the Series Supplement. The Class A-1 Holders were paid all of the accrued and unpaid interest.

The new security, Norfolk Southern Corporation due 15AUG52 (CUSIP 655844BU1) with an outstanding principal amount of 42,894,000 was debited from the trust account on August 22, 2017. The trust has now terminated pursuant to Section 13 of the Series-Supplement.

Norfolk Southern Corporation, the issuer of the underlying securities, is subject to the information reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). For information on the issuer of the underlying securities please see its periodic and current reports filed with the Securities and Exchange Commission (the “Commission”) under the issuer’s Exchange Act file number, 001-08339. The Commission maintains a site on the World Wide Web at “http://www.sec.gov” at which users can view and download copies of reports, proxy and information statements and other information filed electronically through the Electronic Data Gathering, Analysis and Retrieval system, or “EDGAR.” Periodic and current reports and other information required to be filed pursuant to the Exchange Act by the issuer of the underlying securities may be accessed on this site. Neither Lehman ABS Corporation nor the Trustee has participated in the preparation of such reporting documents, or made any due diligence investigation with respect to the information provided therein. Neither Lehman ABS Corporation nor the Trustee has verified the accuracy or completeness of such documents or reports. There can be no assurance that events affecting the issuer of the underlying securities, or the underlying securities themselves, have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	The following exhibit was filed as part of this report:

99.1	Trustee’s Distribution Statement to the Corporate Bond-Backed Certificates, Series 1998-NSC-1 Trust for the period ending August 22, 2017.

EXHIBIT INDEX

Exhibit Number	Description

99.1	Trustee’s Distribution Statement to the Corporate Bond-Backed Certificates, Series 1998-NSC-1 Trust for the period ending August 22, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 18, 2017

Lehman ABS Corporation, as Depositor for the Trust (the “Registrant”)

By:	/s/ Clifford S. Feibus
Name:	Clifford S. Feibus
Title:	Senior Vice President and Controller